Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Clean Energy Technologies, Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 27, 2026	By:	/s/ Kambiz Mahdi
Kambiz Mahdi
Chief Executive Officer